ReliaStar Life Insurance Company

and its

Separate Account N

ING Advantage CenturySM (Prospectus No. PRO.100207-06)

ING Advantage Century PlusSM (Prospectus No. PRO.100208-06)

ING AdvantageSM (Prospectus No. PRO.100209-06)

ING Encore/ING Encore Flex (Prospectus No. PRO.120636-06)

Supplement dated June 28, 2006 to the Contract Prospectus dated April 28, 2006

The information in this Supplement updates and amends certain information contained in the Contract Prospectus. Please read it carefully and keep it with your Contract Prospectus for future reference.

The paragraphs in the Contract Prospectus under “Insurance and Other Regulatory Matters” in the section entitled “The Company” are hereby deleted and replaced with the following:

Insurance and Other Regulatory Matters. The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. The Company and certain of its U.S. affiliates have received formal and informal requests in connection with such investigations, and are cooperating fully with each request. In connection with one such investigation, certain Company affiliates, including the Company’s principal underwriter, ING Financial Advisers, LLC, have been named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan. ING is cooperating with this regulator to resolve the matter. Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the Company is engaged.

In light of these and other developments, U.S. affiliates of ING, including the Company, continuously review whether modifications to their business practices are appropriate.

X.REGN-06	June 06